UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 23, 2007
(Date of earliest event reported)

HERMAN MILLER, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or Other Jurisdiction of incorporation)	001-15141 (Commission File No.)	38-0837640 (IRS Employer Identification no.)

855 East Main Avenue Zeeland, Michigan (Address of Principal Executive Offices)	49464 (Zip Code)

(616) 654-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Disclosure of Entry Into or Modification of Compensation Arrangements

Effective July 23, 2007, the Herman Miller, Inc. Board of Directors and the Executive Compensation Committee approved new base salary levels and established target payout percentages under the Executive Incentive Cash Bonus Plan and the Long Term Incentive Plan (LTIP) for the CEO and other key executives for fiscal year 2008. Achievement of the targets under the cash bonus plan and LTIP are, in part, based upon EVA improvement from the previous year as determined by the Executive Compensation Committee. The table below presents the new base salaries effective as of July 23, 2007 (except as indicated in footnote 2 to the table), and target percentages for the Company’s named executive officers (NEO’s), for the Company’s 2008 fiscal year beginning June 3, 2007 based upon achieving targeted EVA improvement.

Name of Executive	Base Salary	Target Bonus as a % of Base Salary	Target Value of Grants Under LTIP as a % of Base Salary

Brian C. Walker	$670,000	100%	225%
John Portlock (1)	£175,000	60%	50%
Andy Lock	$315,000	60%	100%
Gary S. Miller	$285,000	60%	100%
Curtis S. Pullen (2)	$275,000	60%	100%
Elizabeth A. Nickels (2)	$270,000	60%	60%

(1)    Base salary for Mr. Portlock is denominated in British Pounds Sterling.
(2)     Mr. Pullen will assume the role of Chief Financial Officer on August 13, 2007. The compensation rates listed in the above table for Mr. Pullen and Ms. Nickels will become effective on that date.

The Board of Directors also approved the following compensatory benefits under which the executives in the above table are eligible to participate:

•	The Herman Miller, Inc. Executive Equalization Retirement Plan – A non-qualified retirement savings plan allowing participants to defer a portion of their salary and incentive bonus compensation. The plan includes provisions allowing for both supplemental and matching contributions to be made by the Company for the benefit of the participants. A copy of this plan is attached as exhibit 99.1.
•	Executive Severance Benefit – Benefit providing for salary continuation in the event of termination for reasons other than resignation, death, disability, retirement, or termination for malfeasance. This benefit includes coverage of the costs associate with continuation of medical and dental benefits through COBRA. In the case of NEO’s, this salary continuation is equal to 18 months of base salary.

Item 9.01.      Financial Statements and Exhibits.

Exhibits.

99.1	The Herman Miller, Inc. Executive Equalization Retirement Plan

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 25, 2007	HERMAN MILLER, INC. (Registrant) By: /s/ Elizabeth A. Nickels —————————————— Elizabeth A. Nickels Chief Financial Officer

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